UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2023

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Rekor Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38338	81-5266334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6721 Columbia Gateway Drive, Suite 400, Columbia, MD 21046
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (410) 762-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	REKR	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

Rekor Systems, Inc. (the “Company”)

December 15, 2023

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 15, 2023, the Company closed the registered public offering of $15 million in aggregate principal amount of its 13.25% Series A Prime Revenue Sharing Notes due December 15, 2026 (the “Series A Notes”). In connection with this offering, the Company entered into subscription agreements (“Subscription Agreements”) with each investor that participated in this offering. The Series A Notes are a new issuance by the Company. The public offering was made pursuant to the Prospectus Supplement dated December 12, 2023 filed with the Securities and Exchange Commission (the “SEC”) on December 12, 2023, and the Prospectus dated September 23, 2021, filed as part of the Company’s Registration Statement on Form S-3 (File No. 333-259447) that became effective on September 23, 2021.

The Series A Notes are special revenue obligations of the Company issued under a base indenture (the “base indenture”) by and between the Company and Argent Institutional Trust Company, as trustee (the “Trustee”), as modified by the first supplemental indenture (the “first supplemental indenture”) and the second supplemental indenture (the “second supplemental indenture” and, together with the base indenture and the first supplemental indenture, the “Indenture”). In the future, additional series of notes may be issued and secured under the Indenture. The Indenture creates a first priority security interest for the benefit of the holders of all notes issued under the Indenture, including the Series A Notes (the “Notes”), in that certain revenue account and moneys therein (the “Revenue Account”) held in the name of the Trustee, for the benefit of the holders of the Series A Notes and the Company, into which shall be deposited revenue from a pool of eligible “prime” revenue generating contracts with customers, which may include additions or replacements (the “Prime Revenue Contracts”) and any other amounts required to be paid to the Revenue Account by us as more fully described in the Indenture. To qualify as Prime Revenue Contracts, the contract obligor must be making current payments and have an investment grade rating. Prime Revenue Contracts must also provide for periodic payments either as long-term contracts for a term of more than three years or as shorter-term contracts that have a history of being automatically invoiced and renewed upon payment. The initial pool of Prime Revenue Contracts will consist of several separate contracts with five states, each of which has been rated at or above AAA/AA+/Aal for its respective unsecured general obligation debt by nationally recognized credit rating agencies.

Our wholly owned subsidiary, Southern Traffic Services, Inc. (“STS”), has entered into a Servicing Agreement with the Company and the Trustee under which STS will act as servicer for all Prime Revenue Contracts. Any additional amounts received under the Prime Revenue Contracts and deposited in the Revenue Account in excess of the amounts secured by the Indenture and fees payable to the Trustee and STS will be payable to the Company free and clear of any lien under the Indenture.

Notes may not be issued under the Indenture unless a coverage test is met. The test requires the amount of outstanding Notes immediately following the issuance to be less than one-half of the value assigned to the revenues generated by the pool of contracts over a three-year period. The Notes will rank effectively senior to the Company’s existing and future secured and unsecured debt with respect to the Revenue Account securing the Notes.

Interest will accrue on the outstanding principal balance of the Series A Notes at the fixed interest rate of 13.25% per annum. The Company will pay interest on the Series A Notes on the 15th day of each month, beginning in the month next succeeding the month in which each Series A Note is issued, with partial payment on a pro rata basis for the first month, if appropriate. The Trustee will serve as trustee and paying agent for the Series A Notes.

The Company may redeem the Series A Notes at its option, in whole or in part at any time and from time to time, at the redemption prices described in the Series A Note, together with accrued interest to the date fixed for redemption, provided that the Series A Notes may not be redeemed prior to December 15, 2024. If a change of control triggering event occurs, as described in the Series A Note, the Company will be required to offer to repurchase the Series A Notes in cash at a price equal to 100% of the aggregate principal amount of the Series A Notes repurchased, plus accrued interest.

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The Company offered the Series A Notes at a minimum principal amount of $10,000 per Series A Note and in larger denomination in an integral multiple of $5,000. The Series A Notes will be identical except for the principal amount.

The Company intends to pursue a listing of the Series A Notes for quotation on the OTCQX Best Market operated by the OTC Markets Group Inc. in the future, subject to qualification, but there is no assurance that the Series A Notes will be listed.

The foregoing description is a summary of the terms of the following documents and does not purport to be a complete statement of the rights and obligations thereunder:

•	the form of the Series A Notes, a copy of which is filed as Exhibit 4.1 hereto and incorporated by reference herein;
•	the base indenture, a copy of which is filed as Exhibit 4.2 hereto and incorporated by reference herein;
•	the first supplemental indenture, a copy of which is filed as Exhibit 4.3 hereto and incorporated by reference herein;
•	the second supplemental indenture, a copy of which is filed as Exhibit 4.4 hereto and incorporated by reference herein;
•	the form of the Subscription Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein; and
•	the Servicing Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

The foregoing description is qualified in its entirety by reference to the full text of the applicable agreement or document, each of which is incorporated by reference herein.

The legal opinion of Olshan Frome Wolosky LLP, counsel to the Company, relating to the validity of the issuance and sale of the Series A Notes is filed as Exhibit 5.1 to this Current Report on Form 8-K.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The disclosure set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of 13.25% Series A Prime Revenue Sharing Note due December 15, 2026.
4.2	Indenture, dated as of December 15, 2023, by and between the Company and Argent Institutional Trust Company.
4.3	First Supplemental Indenture, dated as of December 15, 2023, by and between the Company and Argent Institutional Trust Company.
4.4	Second Supplemental Indenture, dated as of December 15, 2023, by and between the Company and Argent Institutional Trust Company.
5.1	Opinion of Olshan Frome Wolosky LLP.
10.1*	Form of Subscription Agreement, by and between the Company and investors.
10.2	Servicing Agreement, dated as of December 15, 2023, among the Company, Southern Traffic Services, Inc. and Argent Institutional Trust Company.
23.1	Consent of Olshan Frome Wolosky LLP (included in the opinion filed as Exhibit 5.1).
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded as Inline XBRL document and contained in Exhibit 101).

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* Exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted exhibit will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any document so furnished.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REKOR SYSTEMS, INC.

Dated: December 15, 2023	By:	/s/ Robert A. Berman
		Name:	Robert A. Berman
		Title:	Chief Executive Officer

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